Exhibit 99.2
1 First Quarter 2022 Earnings Conference Call First Quarter 2022 Earnings Conference Call May 3, 2022

2 First Quarter 2022 Earnings Conference Call Forward - Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of May 3, 2022. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 13 - 24 of our Form 10 - K filed on February 25, 2022 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward - looking statements.

3 First Quarter 2022 Earnings Conference Call Opening Remarks • Recap of Matson’s 1Q22 results: – Matson is off to a solid start in 2022 with higher year - over - year operating income in both Ocean Transportation and Logistics • Ocean Transportation: – China strength – continued strong demand for our expedited ocean services – Higher year - over - year volumes in Alaska and Guam, comparable level of demand in Hawaii • Logistics: – Strength across all services – Continued to see elevated goods consumption, inventory restocking and favorable supply and demand fundamentals in our core markets

4 First Quarter 2022 Earnings Conference Call Hawaii Service First Quarter 2022 Performance • Container volume decreased 0.6% YoY – Primarily due to lower eastbound volume – Continued to see elevated hospitality - related demand – Strong domestic tourist arrivals and modest improvement in international tourist trends Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2021 2022 Note : 4Q21 volume figure includes the benefit of a 53 rd week. (0.6)%

5 First Quarter 2022 Earnings Conference Call Hawaii Service – Current Business Trends Select Hawaii Economic Indicators (1) Source: http://files.hawaii.gov/dbedt/economic/data_reports/mei/2022 - 03 - state.xls (2) Source: https://uhero.hawaii.edu/wp - content/uploads/2022/03/22Q1_Forecast_r.pdf UHERO Projections (2) 2020 2021 2022P 2023P Real GDP (11.1)% 4.0% 3.8% 3.3% Construction Jobs Growth (2.4)% 1.1% 1.1% 3.4% Population Growth (0.3)% (0.7)% (0.3)% (0.1)% Unemployment Rate 11.8% 7.2% 5.1% 3.3% Visitor Arrivals (‘000s) % change 2,708.3 (73.9)% 6,777.1 150.2% 8,746.1 29.1% 9,455.2 8.1% • Cautiously optimistic on further economic recovery in Hawaii in 2022 – Improving unemployment rate – Increasing tourism arrivals, including international visitors later in the year – Further waves of COVID - 19 variants present possibility of economic slowdowns – Loss of federal stimulus coupled with inflation and higher interest rates may impact discretionary income • Positive outlook from latest UHERO forecast – Expect tourism arrivals to reach 90% of pre - pandemic level by year end – Economy on good recovery trend with (i) further gains in employment and (ii) growth in construction jobs and GDP 0 100 200 300 400 500 600 700 800 900 1,000 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Visitor Arrivals (‘000s) Unemployment Rate Unemployment Rate and Visitor Arrivals by Air Unemployment Rate (not seasonally adjusted) (1) Visitor Arrivals by Air (1)

6 First Quarter 2022 Earnings Conference Call China Service First Quarter 2022 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 58,000 Q1 Q2 Q3 Q4 2021 2022 Note : CCX service started in 3Q21. 4Q21 volume figure includes the benefit of a 53 rd week. 13.4% • Container volume increased 13.4% YoY – Total number of eastbound voyages increased by 5 YoY • Demand driven by e - commerce, garments and other goods – Sustained and elevated consumption trends and low inventory levels led to increased demand for our expedited ocean services

7 First Quarter 2022 Earnings Conference Call China Service – Current Business Trends 1.00 1.10 1.20 1.30 1.40 1.50 1.60 1.70 1.80 U.S. Retail Trade Inventories/Sales (Adjusted) Source: https://www.census.gov/mtis/www/data/text/timeseries1.xlsx • Transpacific tradelane is currently experiencing: – Supply chain challenges in China – Continued supply chain constraints and congestion on the U.S. West Coast – Elevated consumption trends – Inventory restocking • Managing our China business with customers as a portfolio of expedited ocean services – Provide customers multiple options for freight management given the supply - demand challenges in the tradelane • For 2022, expect a combination of the current supply and demand factors to remain largely in place through at least the October peak season – Expect elevated demand for our China service for most of this year – Expect to keep CCX service at least through October 2022 peak season

8 First Quarter 2022 Earnings Conference Call Guam Service First Quarter 2022 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2021 2022 10.0% • Container volume increased 10.0% YoY – Higher retail - related demand Current Business Trends • Cautiously optimistic on further economic recovery in Guam in 2022 – Expect improvement in tourism traffic as the year progresses

9 First Quarter 2022 Earnings Conference Call Alaska Service First Quarter 2022 Performance • Container volume increased 20.2% YoY – Increase in AAX seafood volume – Higher northbound volume primarily due to: • Higher retail - related demand • TOTE dry - dock volume – Higher southbound volume primarily due to higher seafood volume Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 Q1 Q2 Q3 Q4 2021 2022 20.2% Note : 4Q21 volume figure includes the benefit of a 53 rd week. Current Business Trends • Improving economic trends in Alaska, but economic recovery trajectory remains uncertain – High energy prices spurring exploration and production activity – Resumption of summer tourism

10 First Quarter 2022 Earnings Conference Call SSAT Joint Venture First Quarter 2022 Performance Equity in Income of Joint Venture $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 $ 30.0 $ 35.0 $ 40.0 Q1 Q2 Q3 Q4 $ in millions 2021 2022 • Terminal joint venture contribution was $34.0 million; YoY change of $24.8 million – Primarily due to higher other terminal revenue Current Business Trends • Continue to see elevated import volume into U.S. West Coast

11 First Quarter 2022 Earnings Conference Call Matson Logistics First Quarter 2022 Performance Operating Income $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 $ 14.0 $ 16.0 $ 18.0 Q1 Q2 Q3 Q4 $ in millions 2021 2022 • Operating income of $16.4 million; YoY change of $10.3 million • Higher YoY operating income contributions from all services • Benefitted from: – Elevated goods consumption and inventory restocking – Favorable supply and demand fundamentals in core markets Current Business Trends • Some business lines continue to benefit from elevated container volumes into Southern California

12 First Quarter 2022 Earnings Conference Call Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non - GAAP Financial Metrics. First Quarter Quarters Ended 3/31 D ($ in millions, except per share data) 2022 2021 $ Revenue Ocean Transportation $ 943.9 $ 560.5 $ 383.4 Logistics 221.6 151.3 70.3 Total Revenue $ 1,165.5 $ 711.8 $ 453.7 Operating Income Ocean Transportation $ 416.2 $ 114.1 $ 302.1 Logistics 16.4 6.1 10.3 Total Operating Income $ 432.6 $ 120.2 $ 312.4 Interest expense (4.8) (7.3) Other income (expense), net 2.0 1.4 Income taxes (90.6) (27.1) Net Income $ 339.2 $ 87.2 $ 252.0 GAAP EPS, diluted $ 8.23 $ 1.99 $ 6.24 $ 41.8 $ 38.9 $ 2.9 EBITDA $ 476.4 $ 160.5 $ 315.9 Depreciation and Amortization (incl. dry-dock amortization)

13 First Quarter 2022 Earnings Conference Call Cash Generation and Uses of Cash $ 0.0 $ 200.0 $ 400.0 $ 600.0 $ 800.0 $ 1,000.0 $ 1,200.0 Cash Flow from Operations Paydown of Borrowings, net Maintenance & Other Capex (1) New Vessel Capex (2) Dividends Share Repurchase Other Cash Flows Net Increase in Cash $ in millions Last Twelve Months Ended March 31, 2022 $ 1,135.1 ($ 84.3) ($ 309.3) ($ 48.7) $ 381.0 ($ 18.8) ($ 24.3) (1) Includes $117.3 million of early buy - out and operating lease termination payments. (2) Includes capitalized interest and owner’s items. ($ 268.7)

14 First Quarter 2022 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $614.7 million (1) • Net Debt of $221.9 million (2) See the Addendum for a reconciliation of GAAP to non - GAAP Financial Metrics. (1) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. (2) Net Debt is Total Debt of $614.7 million less cash and cash equivalents of $392.8 million. Debt Levels Share Repurchase • January 27, 2022: announced an additional 3 million shares to existing repurchase program • 1Q22: ~0.7 million shares repurchased for total cost of $68.6 million ($ in millions) ASSETS Cash and cash equivalents $ 392.8 $ 282.4 Other current assets 482.0 422.1 Total current assets 874.8 704.5 Investment in SSAT 92.7 58.7 Property and equipment, net 1,894.6 1,878.3 Intangible assets, net 178.5 181.1 Goodwill 327.8 327.8 Other long-term assets 609.1 542.7 Total assets $ 3,977.5 $ 3,693.1 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 65.0 $ 65.0 Other current liabilities 545.2 547.4 Total current liabilities 610.2 612.4 Long-term debt, net of deferred loan fees 535.7 549.7 Other long-term liabilities 920.9 863.6 Total long-term liabilities 1,456.6 1,413.3 Total shareholders’ equity 1,910.7 1,667.4 Total liabilities and shareholders’ equity $ 3,977.5 $ 3,693.1 March 31, December 31, 2022 2021

15 First Quarter 2022 Earnings Conference Call Update on New Vessel and LNG Projects • Continue to evaluate refleeting options for the Alaska tradelane – Either three new purpose - built vessels for Alaska, or – Three new LNG - ready Aloha Class vessels for the CLX and move three smaller, older CLX vessels into the Alaska service allowing us to upsize the CLX service by approximately 500 containers of capacity per vessel • LNG installation projects remain on track – Daniel K. Inouye LNG install currently scheduled for 1Q23 and to last ~5 months (current estimated total cost ~$35 million) – Re - engine Manukai to operate on LNG and conventional fuels (current estimated total cost ~$60 million) – currently scheduled following Daniel K. Inouye install and to take ~1 year to complete • Continue to evaluate LNG installation projects on Kaimana Hila , Lurline and Matsonia – Total estimated LNG installation costs for all 3 vessels is ~$115 million • Reiterate 2022 capex of $160 to $180 million

16 First Quarter 2022 Earnings Conference Call Closing Remarks • Supply chain issues likely to persist globally and potentially longer than many expect – expedited freight solutions will be in high demand to mange through this difficult supply chain environment – Consumer spending picture remains positive – Low inventories, production disrupted in China – Labor shortages throughout the supply chain infrastructure – Labor contract renewals – Higher fuel costs • Matson is better positioned to react and adapt to an evolving operating environment such as this – Own and control key assets (e.g., vessels, equipment) – Competitive advantages in China service provide differentiated expedited ocean services – Experience in managing through difficult periods, maintaining a high level of service and delivering on commitments to customers

17 First Quarter 2022 Earnings Conference Call Appendix

18 First Quarter 2022 Earnings Conference Call Appendix – Non - GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles ( “ GAAP ” ). The Company also considers other non - GAAP measures to evaluate performance, make day - to - day operating decisions, help investors understand our ability to incur a nd service debt and to make capital expenditures, and to understand period - over - period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non - GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization ( “ EBITDA ” ) and Net Debt.